Exhibit 10.5


                                IRREVOCABLE PROXY

         THIS IRREVOCABLE PROXY is made by the undersigned stockholder (the "Stockholder") of Data Systems Network Corporation, a Michigan corporation ("DSNC") in favor of TekInsight.Com, Inc., a Delaware corporation ("Tek"), and is dated as of February 18, 2000.

         WHEREAS, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of the date hereof, among DSNC, Tek, Astratek, Inc., a New York corporation ("Astratek"), Tek shall acquire DSNC by virtue of the merger of DSNC with and into Astratek, a wholly-owned subsidiary of Tek (the "Merger").

         WHEREAS, pursuant to a Voting Agreement, dated the date hereof (the "Voting Agreement"), the Stockholder has agreed to vote the Shares (as defined in the Voting Agreement) and any other shares of capital stock of DSNC owned by him and which he may have acquired after the date of the Voting Agreement (the "New Shares," and collectively with the Shares, the "Voting Shares") so as to facilitate the consummation of the transactions contemplated by the Merger Agreement.

         WHEREAS, the Stockholder currently owns 361,250 shares of DSNC's Common Stock, par value $.01 per share; and

         WHEREAS, the execution and delivery of this irrevocable proxy is a condition precedent to the execution and delivery of the Merger Agreement by Tek and Astratek.

         NOW, THEREFORE, effective upon the execution and delivery of the Merger Agreement, the Stockholder does hereby irrevocably constitute and appoint BRIAN BOOKMEIER AND DAMON TESTAVERDE, OR EITHER OF THEM ACTING SINGLY, as his proxy, with full power of substitution, for and in his name, place, and stead, to attend any special meeting of the stockholders of DSNC, and any adjournments thereof, called for the purpose of adopting and approving the Merger Agreement, and to vote at such special meeting or adjournment thereof all of the Voting Shares which the Stockholder would be entitled to vote if personally present, in accordance with Section 2 of the Voting Agreement and with the authority to execute consents in lieu thereof and waivers of notice in connection therewith; PROVIDED, HOWEVER, that this irrevocable proxy automatically shall terminate simultaneously with the termination of the Merger Agreement.

         Except as herein stated, this proxy is irrevocable. Any proxies heretofore given by the Stockholder to any person are hereby revoked.

                                                    /s/Gregory D. Cocke
                                                    ----------------------------
                                                         Stockholder